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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 2001

                             STRAYER EDUCATION, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

           Maryland                     000-21039             52-1975978
--------------------------------     ----------------       --------------------
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)            Number)           Identification No.)


 1025 15th Street, N.W. Washington, D.C.                  20005
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(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (202) 408-2400
                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

On December 5, 2001, Strayer Education, Inc. announced that it had declared its regular quarterly common stock cash dividend for the Fourth Quarter in the amount of $0.065 per share payable on January 22, 2002 to all holders of record on January 8, 2002. The December 5, 2001 Press Release is attached hereto as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     99.01 Press Release dated December 5, 2001



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Strayer Education, Inc.
Date:  December 5, 2001                 By: /s/ Mark C. Brown
                                        -----------------------------------
                                        Mark C. Brown
                                        Senior Vice President and Chief
                                        Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT                 DESCRIPTION
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  99.01      Press Release dated December 5, 2001


















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